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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief financial officer of Comfort Systems USA, Inc. (the "Company"), does hereby certify that:

     1) the Company's Quarterly Report pursuant to Section 13 or 15 (D) of the Securities Exchange Act Of 1934 (Form 10-Q) for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Company's Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       By: /s/ J. Gordon Beitteniller
                                          ---------------------------
                                       J. Gordon Beittenmiller
                                       Executive Vice President and
                                       Chief Financial Officer


Dated: August 13, 2002